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                                                                   EXHIBIT 10.12

             STOCK PURCHASE/CANCELLATION OF INDEBTEDNESS AGREEMENT


     THIS STOCK PURCHASE/CANCELLATION OF INDEBTEDNESS AGREEMENT (the "Agreement) is made as of __________, 2001 by and among Universal Automotive Industries, Inc., a Delaware corporation (the "Company"), Beijing Xinchangyuan Automotive Fittings Co. Ltd. (the "Debtholder") and Siaw-Kian Choo ("Investor").

     WHEREAS, the Company is obligated to Debtholder (the "Debt") in connection with the provision of certain products from Debtholder to Company.

     WHEREAS, the Company and Debtholder are desirous of reducing the Debt in the amount of $125,000.00 USD on the terms set forth below (the "Settlement Amount").

     WHEREAS, Debtholder is agreeable to receiving Common Stock of the Company, par value $.01 per share (the "Shares"), in order to reduce the Debt by the Settlement Amount.

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual agreements, representations, warranties, covenants and provisions herein contained, the parties hereto agree as follows:

     1. Repayment of Indebtedness and Issuance of the Shares. Subject to the terms and conditions set forth in this Agreement, the Company agrees to issue to Debtholder's designee, namely Investor that number of Shares determined in accordance with Paragraph 2 below in order to reduce the Debt owed to Debtholder by the Company by the Settlement Amount. Debtholder agrees to credit the Settlement Amount against the oldest $125,000.00 USD owing from Company to Debtholder. Promptly following execution of this Agreement, the Company will issue to Investor (Debtholder's designee) a certificate for the Shares.

     2. Consideration. The purchase price for the Shares is $1.70 per Share, resulting in the issuance of 73,530 Shares to Investor.

     3. Debtholder's and Investor's Representations and Warranties. Each of Debtholder and Investor represents, warrants and covenants to the Company that the following statements are true and correct upon execution of this Agreement and at all times through issuance of the Shares to Debtholder's designee (Investor).

          (a) Each of Debtholder and Investor is aware that the Shares which the Company is issuing to Investor pursuant to this Agreement are being issued by the Company without registration under the Securities Act of 1933, as amended (the "Act"), in reliance upon one or more exemptions from the Act. Each of Debtholder and Investor understands that there are substantial restrictions on transfers of the Shares, including a restriction against transfer without registration under federal and state securities laws or an exemption therefrom.





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          (b) Each of Debtholder and Investor is a sophisticated investor and has such knowledge and experience in financial and business matters that he or it is capable of evaluating the merits and risks of an investment in the Shares.

          (c) The Shares to be issued by the Company to Investor are being issued solely to Investor for Investor's own account for investment and are not being purchased with a view to or for the resale, distribution (as the term "distribution" is used in Section 2(11) of the Act), subdivision or fractionalization thereof.

          (d) Debtholder has a pre-existing relationship with the Company and knew the Company for a period of time prior to making a determination to cause the issuance of the Shares to Investor.

          (e) The Company has made available to each of Debtholder and Investor a copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2000, Forms 10-Q for the three months ended March 31, 2000 and the Proxy Statement for the Company's 2001 annual meeting of stockholders (collectively, the "Company Documents"), and each of Debtholder and Investor has read and reviewed and is familiar with the Company Documents. Each of Debtholder and Investor has had an opportunity to ask questions of and receive answers from the Company that, in the opinion of Debtholder and Investor, are necessary to evaluate the merits and risks of an investment in the Shares.

          (f) All representations, warranties, covenants and agreements of Debtholder and Investor contained in this Agreement, or in any instrument, certificate, opinion or other writing provided for in it shall be true and correct as of the issuance of the Shares by the Company and shall survive such issuance.

          (g) Each of Debtholder and Investor represents and warrants that: (i) Debtholder is authorized to enter into the transactions herein; and (ii) Ming Shiue is authorized to execute any and all documents associated with the transactions contemplated herein on behalf of each of Debtholder and Investor and to take all steps necessary to effect the issuance of the Shares.

          (h) Investor will deliver to Company a duly completed Form W-8 BEN or Form W-9, as applicable prior to payment of any dividends by the Company to Investor.

     4. Registration of the Shares. The Company undertakes to file a registration statement with the Securities and Exchange Commission for the resale by Investor of the Shares. The Company will advise Investor when such registration statement is effective and will provide Investor with the prospectus to be used in connection with any such resale. The Company will file a registration statement pursuant to Form S-3 (assuming it is available) to register the Shares, or if Form S-3 is unavailable, a Form SB-2. The registration statement will be filed no later than sixty (60) days following the date of this Agreement and the Company will use its best efforts to cause the aforementioned registration statement to be declared effective no later than one hundred eighty (180) days following the date of this Agreement.



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     5. Restrictions with Respect to the Shares. Until such time as the Company shall complete the registration of the Shares for sale by Investor, as set forth in Paragraph 4 above, all certificates evidencing ownership of the Shares issued to Investor pursuant to this Agreement shall contain the following legend:

          The securities represented by this certificate were acquired without registration or qualification under the Securities Act of 1933, as amended, or under any state securities laws. No transfer or sale of these securities or any interest therein may be made without such registration and qualification unless the issuer has received an opinion of counsel satisfactory to it that a proposed transfer or sale does not require registration or qualification under applicable law.

The Company agrees to release such legend from the certificates at such time as Investor sells the Shares pursuant to the prospectus delivered to it, as set forth in Paragraph 4 above.

     6. Miscellaneous Provisions.

          (a) This Agreement is made in, and shall be governed by, and enforced in accordance with the laws of the State of Illinois without reference to its conflict of laws provisions. The parties agree that the courts sitting in Illinois shall have the exclusive jurisdiction over them for purposes of any actions arising out of or as a result of this Agreement.

          (b) This Agreement may not be assigned by any party hereto. This Agreement shall be binding upon and inure to the benefit of the respective successors, legal representatives, heirs and assigns of the parties.

          (c) This Agreement and the other documents delivered hereto constitute the entire understanding of the parties with respect to the subject matter hereof and may be modified only by an agreement in writing signed by the parties.

          (d) Whenever possible, each provision of this Agreement shall be interpreted in such a manner so as to be effective and valid under applicable law. If any provision of this Agreement shall be unenforceable or invalid under such law, such provision shall be ineffective only to the extent and for the duration of such enforceability or invalidity, and the remaining substance of such provision and all other remaining provisions of this Agreement shall continue to be binding and in full force and effect.

          (e) No waiver of a breach of any provision of this Agreement by any party shall be effective unless made expressly in writing and no such waiver shall constitute or be construed as a waiver by such party of any future breach of the same or any other provisions of this Agreement.




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          (f) This Agreement may be executed and delivered in two or more counterparts, whether by original, photocopy or facsimile, each of which shall be an original document and all of which together shall constitute a single binding agreement.

          (g) The captions and numbers of the various sections hereof are included for convenience of reference only and do not in any way affect the meaning or interpretation of the substantive provisions hereof.

          (h) All representations, warranties, covenants and agreements made by any party to this Agreement shall be true and correct as of the issuance of the Shares by the Company and shall survive the execution, delivery and consummation of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

COMPANY:                                      DEBTHOLDER:

UNIVERSAL AUTOMOTIVE INDUSTRIES, INC.         BEIJING XINCHANGYUAN AUTOMOTIVE
                                              FITTINGS CO. LTD.

By:                                           By:
   ----------------------------------             ------------------------------
     Its:                                          Its:
         ----------------------------                  -------------------------


                                              INVESTOR:

                                              ----------------------------------
                                              SIAW-KIAN CHOO

                                              Country of Nationality:
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